Exhibit 99.1

WILLIAMS-SONOMA, INC.

3250 Van Ness Avenue

San Francisco, CA 94109

CONTACT: Julie P. Whalen EVP, Chief Financial Officer (415) 616-8524

Gabrielle L. Rabinovitch Vice President, Investor Relations (415) 616-7727

PRESS RELEASE

Williams-Sonoma, Inc. announces third quarter 2015 results

Net revenues grow 7.8% with operating margin of 9.0%

Diluted EPS increases 13.2% to $0.77

Reiterates full year guidance

San Francisco, CA, November 19, 2015 – Williams-Sonoma, Inc. (NYSE: WSM) today announced operating results for the third fiscal quarter ended November 1, 2015 (“Q3 15”) versus the third fiscal quarter ended November 2, 2014 (“Q3 14”).

3rd QUARTER 2015 RESULTS

•	Q3 15 net revenues grew 7.8% to $1.232 billion versus $1.143 billion in Q3 14 with comparable brand revenue growth of 4.5%.
•	Q3 15 operating margin was 9.0% versus 9.2% in Q3 14.
•	Q3 15 diluted earnings per share (“EPS”) was $0.77 versus $0.68 in Q3 14.
•	Cash returned to stockholders totaled $103 million, comprising $71 million in stock repurchases and $32 million in dividends.

Laura Alber, President and Chief Executive Officer, commented, “We are pleased with our solid third quarter results, which speak to the power of our brands and our ability to execute our customer-focused strategy. We achieved total net revenue growth of 8%, EPS growth of 13%, and we are reiterating our full year guidance. Looking ahead, while the retail landscape and consumer demand has been more volatile, we believe our balanced portfolio of differentiated brands and strong multi-channel platform positions us for ongoing market share gains. Our focus remains on executing our strategic initiatives to drive long-term sustainable growth for our shareholders.”

Net revenues increased to $1.232 billion in Q3 15 from $1.143 billion in Q3 14.

Comparable brand revenue growth in Q3 15 increased 4.5% on top of 8.7% in Q3 14 as shown in the table below:

3rd Quarter Comparable Brand Revenue Growth by Concept*

	Q3 15		Q3 14

Pottery Barn	2.0%		7.0%
Williams-Sonoma	1.2%		4.3%
West Elm	15.7%		17.4%
Pottery Barn Kids	4.7%		8.6%
PBteen	(0.9%	)	11.7%

Total	4.5%		8.7%

* See the Company’s 10-K and 10-Q filings for the definition of comparable brand revenue growth.

E-commerce net revenues in Q3 15 increased 7.0% to $628 million from $587 million in Q3 14. E-commerce net revenues generated 51% of total company net revenues in both Q3 15 and Q3 14.

Retail net revenues in Q3 15 increased 8.6% (4.3% excluding international growth) to $604 million from $556 million in Q3 14.

Operating margin in Q3 15 was 9.0% compared to 9.2% in Q3 14:

•	Gross margin was 36.6% in Q3 15 versus 37.7% in Q3 14.

•	Selling, general and administrative (“SG&A”) expenses were $341 million, or 27.6% of net revenues in Q3 15, versus $327 million, or 28.6% of net revenues, in Q3 14.

EPS in Q3 15 was $0.77 versus $0.68 in Q3 14.

Merchandise inventories at the end of Q3 15 increased 12.5% to $1.102 billion from $980 million at the end of Q3 14.

STOCK REPURCHASE PROGRAM

During Q3 15, we repurchased 922,127 shares of common stock at an average cost of $77.54 per share and a total cost of approximately $71 million. As of November 1, 2015, there was approximately $90 million remaining under our $750 million stock repurchase program announced in March 2013.

FISCAL YEAR 2015 FINANCIAL GUIDANCE

4th Quarter 2015 Guidance Financial Highlights
Total Net Revenues (millions)	$1,575 – $1,630
Comparable Brand Revenue Growth	2% – 5%
Diluted EPS	$1.53 – $1.62

Fiscal Year 2015 Guidance Financial Highlights
(Includes impact of the west coast port slowdown)*
Total Net Revenues (millions)	$4,965 – $5,020
Comparable Brand Revenue Growth	4% – 6%
Operating Margin	10.2% – 10.5%
Diluted EPS	$3.36 – $3.45
Income Tax Rate	38.3% – 38.8%
Capital Spending (millions)	$200 – $220
Depreciation and Amortization (millions)	$170 – $180
* We have estimated the impact of the west coast port slowdown to be an approximate $30 million to $40 million reduction in net revenues and a $0.10 to $0.12 reduction in EPS in fiscal year 2015.

Store Opening and Closing Guidance by Retail Concept*
	FY 2014 ACT	FY 2015 GUID
	Total	New	Close	End
Williams-Sonoma	243	5	(10)	238
Pottery Barn	199	4	(6)	197
Pottery Barn Kids	85	6	(3)	88
West Elm	69	18	-	87
Rejuvenation	5	1	-	6
Total	601	34	(19)	616

* Included in the FY 14 store count are 13 stores in Australia and one store in the UK. FY 15 guidance includes six additional Australian stores.

CONFERENCE CALL AND WEBCAST INFORMATION

Williams-Sonoma, Inc. will host a live conference call today, November 19, 2015, at 2:00 P.M. (PT). The call, hosted by Laura Alber, President and Chief Executive Officer, will be open to the general public via live webcast and can be accessed at http://ir.williams-sonomainc.com/events. A replay of the webcast will be available at http://ir.williams-sonomainc.com/events.

SEC REGULATION G — NON-GAAP INFORMATION

We have reconciled non-GAAP diluted EPS with the most directly comparable GAAP financial measure in Exhibit 1. This non-GAAP financial measure excludes the impact of unusual business events which occurred in FY 14. We believe that this non-GAAP financial measure provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of our FY 15 guidance on a comparable basis with prior periods. Our management uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. This non-GAAP measure should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to: our market share; our strategic initiatives; our future financial guidance, including Q4 15 and FY 2015 guidance; our stock repurchase program; the impact of the west coast port slowdown; and our proposed store openings and closures.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: accounting adjustments as we close our books for Q3 15; continuing changes in general economic conditions, and the impact on consumer confidence and consumer spending; new interpretations of or changes to current accounting rules; our ability to anticipate consumer preferences and buying trends; dependence on timely introduction and customer acceptance of our merchandise; changes in consumer spending based on weather, political, competitive and other conditions beyond our control; delays in store openings; competition from companies with concepts or products similar to ours; timely and effective sourcing of merchandise from our foreign and domestic vendors and delivery of merchandise through our supply chain to our stores and customers; effective inventory management; our ability to manage customer returns; successful catalog management, including timing, sizing and merchandising; uncertainties in e-marketing, infrastructure and regulation; multi-channel and multi-brand complexities; our ability to introduce new brands and brand extensions; challenges associated with our increasing global presence; dependence on external funding sources for operating capital; disruptions in the financial markets; our ability to control employment, occupancy and other operating costs; our ability to improve our systems and processes; changes to our information technology infrastructure; general political, economic and market conditions and events, including war, conflict or acts of terrorism; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended February 1, 2015 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

ABOUT WILLIAMS-SONOMA, INC.

Williams-Sonoma, Inc. is a specialty retailer of high-quality products for the home. These products, representing eight distinct merchandise strategies – Williams-Sonoma, Pottery Barn, Pottery Barn Kids, West Elm, PBteen, Williams-Sonoma Home, Rejuvenation, and Mark and Graham – are marketed through e-commerce websites, direct mail catalogs and 623 stores. Williams-Sonoma, Inc. currently operates in the United States, Canada, Australia and the United Kingdom, offers international shipping to customers worldwide, and has unaffiliated franchisees that operate stores in the Middle East, the Philippines and Mexico.

Williams-Sonoma, Inc.

Condensed Consolidated Statements of Earnings (unaudited)

Thirteen weeks ended November 1, 2015 and November 2, 2014

(Dollars and shares in thousands, except per share amounts)

	3rd Quarter
	2015		2014
		% of		% of
	$	Revenues	$	Revenues
E-commerce net revenues	$628,191	51.0%	$586,976	51.3%
Retail net revenues	603,891	49.0	556,186	48.7

Net revenues	1,232,082	100.0	1,143,162	100.0
Cost of goods sold	780,894	63.4	711,755	62.3

Gross profit	451,188	36.6	431,407	37.7
Selling, general and administrative expenses	340,505	27.6	326,687	28.6

Operating income	110,683	9.0	104,720	9.2
Interest (income) expense, net	342	—	117	—

Earnings before income taxes	110,341	9.0	104,603	9.2
Income taxes	39,859	3.2	39,695	3.5

Net earnings	$70,482	5.7%	$64,908	5.7%

Earnings per share (EPS):
Basic	$0.78		$0.70
Diluted	$0.77		$0.68
Shares used in calculation of EPS:
Basic	90,437		93,067
Diluted	91,801		94,920

Williams-Sonoma, Inc.

Condensed Consolidated Statements of Earnings (unaudited)

Thirty-nine weeks ended November 1, 2015 and November 2, 2014

(Dollars and shares in thousands, except per share amounts)

	Year-to-Date
	2015		2014
	$	% of Revenues	$	% of Revenues
E-commerce net revenues	$1,730,677	51.1%	$1,600,854	50.7%
Retail net revenues	1,659,109	48.9	1,555,740	49.3

Net revenues	3,389,786	100.0	3,156,594	100.0
Cost of goods sold	2,153,132	63.5	1,974,681	62.6

Gross profit	1,236,654	36.5	1,181,913	37.4
Selling, general and administrative expenses	970,700	28.6	917,531	29.1

Operating income	265,954	7.8	264,382	8.4
Interest (income) expense, net	625	—	88	—

Earnings before income taxes	265,329	7.8	264,294	8.4
Income taxes	96,389	2.8	102,477	3.2

Net earnings	$168,940	5.0%	$161,817	5.1%

Earnings per share (EPS):
Basic	$1.85		$1.72
Diluted	$1.82		$1.69
Shares used in calculation of EPS:
Basic	91,129		93,862
Diluted	92,576		95,603

Williams-Sonoma, Inc.

Condensed Consolidated Balance Sheets (unaudited)

(Dollars and shares in thousands, except per share amounts)

	Nov. 1, 2015	Feb. 1, 2015	Nov. 2, 2014
Assets
Current assets
Cash and cash equivalents	$72,264	$222,927	$107,703
Accounts receivable, net	88,535	67,465	63,664
Merchandise inventories, net	1,102,349	887,701	979,719
Prepaid catalog expenses	35,762	33,942	39,116
Prepaid expenses	59,276	36,265	56,517
Deferred income taxes, net	130,684	130,618	121,380
Other assets	12,966	13,005	14,816

Total current assets	1,501,836	1,391,923	1,382,915

Property and equipment, net	883,459	883,012	866,670
Non-current deferred income taxes, net	2,560	4,265	4,142
Other assets, net	47,821	51,077	50,220

Total assets	$2,435,676	$2,330,277	$2,303,947

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$395,033	$397,037	$411,232
Accrued salaries, benefits and other	115,720	136,012	117,410
Customer deposits	293,317	261,679	265,058
Borrowings under revolving line of credit	200,000	-	90,000
Income taxes payable	35,317	32,488	4,750
Current portion of long-term debt	-	1,968	1,968
Other liabilities	55,152	46,764	46,134

Total current liabilities	1,094,539	875,948	936,552

Deferred rent and lease incentives	174,059	166,925	168,078
Other long-term obligations	50,545	62,698	62,942

Total liabilities	1,319,143	1,105,571	1,167,572

Stockholders’ equity
Preferred stock: $.01 par value; 7,500 shares authorized; none issued	-	-	-
Common stock: $.01 par value; 253,125 shares authorized; 90,010, 91,891 and 92,219 shares issued and outstanding at November 1, 2015, February 1, 2015 and November 2, 2014, respectively	901	919	923
Additional paid-in capital	538,737	527,261	519,783
Retained earnings	585,928	701,214	612,611
Accumulated other comprehensive income (loss)	(7,127)	(2,548)	5,203
Treasury stock, at cost	(1,906)	(2,140)	(2,145)

Total stockholders’ equity	1,116,533	1,224,706	1,136,375

Total liabilities and stockholders’ equity	$2,435,676	$2,330,277	$2,303,947

Williams-Sonoma, Inc.

Condensed Consolidated Statements of Cash Flows (unaudited)

Thirty-nine weeks ended November 1, 2015 and November 2, 2014

(Dollars in thousands)

	Year-to-Date
	2015	2014
Cash flows from operating activities
Net earnings	$168,940	$161,817
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	125,093	121,135
Loss on disposal/impairment of assets	3,558	1,581
Amortization of deferred lease incentives	(18,326)	(18,577)
Deferred income taxes	(13,526)	(13,031)
Tax benefit related to stock-based awards	29,603	49,451
Excess tax benefit related to stock-based awards	(14,283)	(24,408)
Stock-based compensation expense	36,182	34,729
Other	91	352
Changes in:
Accounts receivable	(21,875)	(4,455)
Merchandise inventories	(216,294)	(165,839)
Prepaid catalog expenses	(1,820)	(5,560)
Prepaid expenses and other assets	(20,909)	(22,000)
Accounts payable	(10,179)	8,193
Accrued salaries, benefits and other current and long-term liabilities	(13,494)	(12,242)
Customer deposits	32,016	36,897
Deferred rent and lease incentives	25,561	18,392
Income taxes payable	2,707	(44,634)

Net cash provided by operating activities	93,045	121,801

Cash flows from investing activities:
Purchases of property and equipment	(136,069)	(131,670)
Restricted cash receipts	-	14,289
Other	535	1,205

Net cash used in investing activities	(135,534)	(116,176)

Cash flows from financing activities:
Borrowings under revolving line of credit	200,000	90,000
Repurchase of common stock	(196,497)	(195,235)
Payment of dividends	(96,020)	(95,267)
Tax withholdings related to stock-based awards	(31,019)	(53,440)
Excess tax benefit related to stock-based awards	14,283	24,408
Net proceeds related to stock-based awards	2,647	3,511
Repayments of long-term obligations	(1,968)	(1,785)
Other	-	(4)

Net cash used in financing activities	(108,574)	(227,812)

Effect of exchange rates on cash and cash equivalents	400	(231)
Net decrease in cash and cash equivalents	(150,663)	(222,418)
Cash and cash equivalents at beginning of period	222,927	330,121

Cash and cash equivalents at end of period	$72,264	$107,703

Exhibit 1

3rd Quarter Operating Margin By Segment*

($ in thousands)

	E-commerce		Retail		Unallocated				Total
	Q3 15	Q3 14	Q3 15	Q3 14	Q3 15		Q3 14		Q3 15	Q3 14
Net Revenues	$628,191	$586,976	$603,891	$556,186	$-		$-		$1,232,082	$1,143,162
Operating Income/(Expense)	137,828	136,617	49,213	49,973	(76,358)		(81,870)		110,683	104,720
Operating Margin	21.9%	23.3%	8.1%	9.0%	(6.2%	)	(7.2%	)	9.0%	9.2%

*	See the Company’s 10-K and 10-Q filings for additional information on segment reporting and the definition of Operating Income/(Expense) and Operating Margin.

Reconciliation of Quarterly and Fiscal Year Actual GAAP to Non-GAAP

Diluted Earnings Per Share**

(Totals rounded to the nearest cent per diluted share)

	Q1 15 ACT	Q2 15 ACT	Q3 15 ACT	Q4 15 GUID	FY 15 GUID
2015 GAAP Diluted EPS	$0.48	$0.58	$0.77	$1.53 - $1.62	$3.36 - $3.45

	Q1 14 ACT	Q2 14 ACT	Q3 14 ACT	Q4 14 ACT	FY 14 ACT
2014 GAAP Diluted EPS	$0.48	$0.53	$0.68	$1.57	$3.24
Impact of Unusual Business Events (1)	-	-	-	(0.05)	(0.04)
2014 Non-GAAP Diluted EPS Excluding Unusual Business Events (2)	$0.48	$0.53	$0.68	$1.52	$3.20

**	Due to the differences between the quarterly and year-to-date weighted average share count calculations and rounding to the nearest cent per diluted share, totals may not equal the sum of the line items and fiscal year diluted EPS may not equal the sum of the quarters.

Store Statistics

	Store Count					Avg. Leased Square Footage Per Store
	Aug. 2, 2015	Openings	Closings	Nov. 1, 2015	Nov. 2, 2014	Nov. 1, 2015	Nov. 2, 2014
Williams-Sonoma	241	4	(2)	243	248	6,600	6,600
Pottery Barn	199	2	(1)	200	198	13,700	13,700
Pottery Barn Kids	89	1	-	90	85	7,500	7,700
West Elm	78	6	-	84	68	13,400	13,800
Rejuvenation	5	1	-	6	4	9,000	13,200
Total	612	14	(3)	623	603	9,900	9,900

	Aug. 2, 2015	Nov. 1, 2015	Nov. 2, 2014
Total store selling square footage	3,771,000	3,839,000	3,688,000
Total store leased square footage	6,088,000	6,188,000	5,988,000

Notes:

(1)	Impact of Unusual Business Events – During FY 14, we received our share of the VISA/MasterCard antitrust litigation settlement. This settlement (a benefit) totaled approximately $0.04 per diluted share in FY 14, and is recorded in SG&A expenses within the unallocated segment.
(2)	SEC Regulation G – Non-GAAP Information – This table includes non-GAAP diluted EPS. We believe that this non-GAAP financial measure provides meaningful supplemental information for investors regarding the performance of our business and facilitates a meaningful evaluation of our FY 15 guidance on a comparable basis with prior periods. Our management uses this non-GAAP financial measure in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. This non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.